EXHIBIT 10 (VIII)
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                          FIRST AMENDMENT TO
                    CONVERTIBLE TERM LOAN AGREEMENT


     THIS FIRST AMENDMENT TO CONVERTIBLE TERM LOAN AGREEMENT (this "First Amendment"), dated as of March 30, 1998, is made by and among BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust ("Company"), and THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF (Collectively, "Lenders"), with reference to the following Recitals:

                               RECITALS:

     A. Company and Lenders are parties to that certain Convertible Term Loan Agreement dated as of October 10, 1997 (the "Loan Agreement"). Initially capitalized terms used in this First Amendment and not otherwise defined herein shall have the meaning given such terms in the Loan Agreement, unless the context clearly indicates otherwise.

     B. Section 2.1A of the Loan Agreement provides that the Lenders' aggregate Loan commitments will be reduced to $10,000,000 on March 31, 1998. Company desires to extend the date on which the Loan Commitments will be so reduced and Lenders are agreeable to extending that date on the terms and conditions set forth in this First Amendment.

     NOW, THEREFORE, with reference to the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Lenders hereby agree as follows:

     1. Section 2.1A of the Loan Agreement is hereby amended by deleting therefrom clause (ii) in its entirety and substituting the following therefor:

     "(ii) reduced to each Lender's Pro Rata Share of $10,000,000 (or such lesser amount of Loan Commitments that shall be outstanding on June

30, 1998) on June 30, 1998."

     2. Except as expressly modified by this First Amendment, Company and Lenders acknowledge and agree that the Loan Agreement and the other Loan Documents are unmodified and remain in full force and effect. Company hereby ratifies and affirms its obligations under the Loan Agreement (as modified by this First Amendment) and the other Loan Documents.

     3. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed as original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:   BANYAN STRATEGIC REALTY TRUST,
           a Massachusetts business trust
           By:  /s/ Neil D. Hansen
           Printed Name:  Neil D. Hansen
           Title:  Vice President

AGENT: MORGENS, WATERFALL, VINTIADIS & COMPANY, INC., a New York corporation

           By:  /s/ Stuart B. Brown
           Stuart B. Brown
           Title:  Authorized Agent



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LENDERS:   RESTART PARTNERS, L.P.,
           a Delaware limited partnership

           By:  PRIME GROUP L.P.,
                a Delaware limited partnership,
                its General Partner

                By:   PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

           RESTART PARTNERS II, L.P.,
           a Delaware limited partnership

           By:  PRIME GROUP II, L.P.,
                a Delaware limited partnership,
                its General Partner

                By:   PRIME GROUP, INC.,
                      a Delaware corporation
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

           RESTART PARTNERS III, L.P.,
           a Delaware limited partnership

           By:  PRIME GROUP III, L.P.,
                a Delaware limited partnership,
                its General Partner

                By:   PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

           RESTART PARTNERS IV, L.P.,
           a Delaware limited partnership

           By:  PRIME GROUP IV, L.P.,
                a Delaware limited partnership,
                its General Partner

                By:   PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

           RESTART PARTNERS V, L.P.,
           a Delaware limited partnership

           By:  PRIME GROUP V, L.P.,
                a Delaware limited partnership,
                its General Partner



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                By:   PRIME GROUP, INC.,
                      a Delaware corporation
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

           ENDOWMENT RESTART LLC,
           a Delaware limited liability company

           By:  ENDOWMENT PRIME LLC
                a Delaware limited liability company,
                its Managing Member

                By:   Stuart B. Brown
                      (whose signature appears below),
                      Authorized Agent

           MORGENS WATERFALL INCOME PARTNERS, L.P., a New York limited partnership

           By:  MW CAPITAL, LLC,
                a Delaware limited liability company,
                its General Partner

                By:   Stuart B. Brown
                      (whose signature appears below)
                      Authorized Agent

                      /s/ Stuart B. Brown
                      Stuart B. Brown
                      for the entities and in the capacities described
                      above